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EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Janet Moore, certify that the Annual Report on Form 10-KSB for the fiscal year ended May 31, 2003 fully complies with the requirements in Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of Biomerica, Inc. for the periods being presented.


                                            /s/ Janet Moore
                                            ----------------------
                                            Janet Moore
                                            Chief Financial Officer

Date: September 12, 2003